                                                                   EXHIBIT 10.16


================================================================================





                         SECURITIES PURCHASE AGREEMENT

                                     among

                             K & F Industries, Inc.

                                      and

                       The Purchasers (as defined herein)




                               September 2, 1994





================================================================================

                         SECURITIES PURCHASE AGREEMENT

                               Table of Contents

                                                                                                                        Page
                                                                                                                        ----
ARTICLE I        DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         SECTION 1.1.     Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

ARTICLE II       PURCHASE AND SALE OF SECURITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         SECTION 2.1.     Commitments to Purchase . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         SECTION 2.2.     Closing.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

ARTICLE III      REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         SECTION 3.1.     Disclosure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         SECTION 3.2.     Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         SECTION 3.3.     Organization and Status.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         SECTION 3.4.     Authorization.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         SECTION 3.5.     No Violation; Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         SECTION 3.6.     Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         SECTION 3.7.     Offer or Sale of Securities.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4

ARTICLE IV       INDEMNIFICATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         SECTION 4.1.     Indemnification.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4

ARTICLE V        CONDITIONS TO CLOSING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         SECTION 5.1.     Closing Conditions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4

ARTICLE VI       MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         SECTION 6.1.     Applicability of the Purchase Agreement . . . . . . . . . . . . . . . . . . . . . . . . . .    5
         SECTION 6.2.     Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5

                                        SECURITIES PURCHASE AGREEMENT dated as
                                  of September 2, 1994, among K&F Industries,
                                  Inc. (f.k.a. Opus Acquisition Corporation), a Delaware corporation (together with its successors, the "Issuer"), Bernard L. Schwartz ("BLS"), Lehman Brothers Capital Partners II, L.P. ("LBCP"), Lehman Brothers Merchant Banking Portfolio Partnership L.P. ("LBMB"), Lehman Brothers Offshore Investment Partnership L.P. ("LBOP") and Lehman Brothers Offshore Investment Partnership - Japan L.P. ("LBOJ"; and LBOJ, BLS, LBCP, LBOP, LBMB, collectively, the "Purchasers").

                 The Issuer is currently negotiating with Loral Corporation ("Loral") to retire the Issuer's 14.75% Subordinated Convertible Debentures Due 2004 which are held by Loral (the "Proposed Transaction").

                 To obtain the cash which the Issuer proposes to pay to Loral in the Proposed Transaction, the Issuer has agreed to sell to the Purchasers, and the Purchasers have agreed to purchase from the Issuer, shares of the Issuer's capital stock on the terms and subject to the conditions contained herein. All of the proceeds from the issuance by the Issuer of capital stock hereunder will be used to effect the Proposed Transaction.

                 Accordingly, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

                 SECTION 1.1.     Definitions.     Capitalized terms used and
not otherwise defined herein shall have the meanings given to such terms in the Securities Purchase Agreement (the "Original Purchase Agreement") dated as of April 27, 1989, among the Issuer, BLS and Lehman Brothers Holdings Inc. (formerly known as Shearson Lehman Hutton Holdings Inc.).


                                   ARTICLE II

                        PURCHASE AND SALE OF SECURITIES

                 SECTION 2.1.  Commitments to Purchase.     At the Closing (as
defined below) the Issuer agrees to issue and sell to each Purchaser and each Purchaser agrees, severally but not jointly, to purchase from the Issuer the number of shares of Nonvoting Common Stock, par value $.01 per share (the "Common Shares"), or shares of Series A Nonvoting Convertible Preferred Stock, par value $.01 per share ("Series A Preferred Shares" and, together with the Common Shares, the "Shares"), of the Issuer as are set forth opposite such Purchaser's name on Schedule I attached hereto at the aggregate purchase price set forth opposite such Purchaser's name on
Schedule I.

                 SECTION 2.2.  Closing.    (a)     The purchase and sale of the
Shares (the "Closing") will take place at the offices of O'Sullivan Graev & Karabell, 30 Rockefeller Plaza, New York, New York 10112 simultaneously with the execution and delivery hereof.

                 (b) At the Closing, the Issuer shall deliver to each Purchaser a stock certificate, registered in the name of such Purchaser, representing the Shares being purchased by such Purchaser pursuant to Section 2.1.

                 (c) Delivery of certificates representing Shares shall be made to each Purchaser against receipt by the Issuer of a wire transfer of immediately available funds in an amount equal to the aggregate purchase price to be paid for such Purchaser's Shares.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                 The Issuer hereby represents and warrants to each Purchaser as follows:

                 SECTION 3.1. Disclosure. There is no fact known to the Issuer which has not been disclosed to the Issuer's board of directors at meetings of the board of directors (other than facts related to general economic conditions of the economy as a whole) which has resulted in a material adverse effect, or, insofar as the Issuer can reasonably foresee, is likely to have a material adverse effect on the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Issuer and its subsidiaries taken as a whole (a "Material Adverse Effect").

                 SECTION 3.2. Financial Statements. The audited consolidated balance sheet of the Issuer as of March 31, 1994 and the related consolidated statements of income, shareholder's equity and cash flow for the year ended March 31, 1994 fairly present, in conformity with generally accepted accounting principles applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of the Issuer and its consolidated subsidiaries as of the date thereof and their consolidated results of operations, shareholders' equity and cash flows for the period then ended.

                 SECTION 3.3. Organization and Status. The Issuer is a corporation duly organized, validly existing and in good standing under the General Corporation Law of the State of Delaware and is duly qualified to transact business in each jurisdiction in which the character of its business makes such qualification necessary, except where such failure to qualify would not have a Material Adverse Effect and the Issuer has all requisite corporate power and authority and all material governmental licenses, authorizations, consents and approvals required to own, lease and operate its property and assets and to transact the business in which it is engaged. Attached as Exhibits A and B hereto are true and correct copies of the By-laws and Certificate of Incorporation of the Issuer as amended and restated through the date hereof.

                 SECTION 3.4. Authorization. (a) The Issuer has the requisite corporate power to execute, deliver and perform the terms and provisions of this Agreement and the Amended and Restated Stockholders Agreement dated the date hereof among the Issuer and certain stockholders of the Issuer (the "Stockholders Agreement" and, together with this Agreement, the "Documents") and has taken all requisite corporate action to authorize the execution, delivery and performance by it of the Documents. Each Document constitutes a valid and binding agreement of the Issuer.

                 (b) The Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and nonassessable, and free and clear of any Lien or other right or claim, except to the extent set forth in the Stockholders Agreement, and each Purchaser will acquire good and valid title to the Shares to be purchased by it free of any Lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Shares), except as provided in the Stockholders Agreement and the Issuer's Certificate of Incorporation. The issuance of the Shares is not subject to any preemptive or similar rights which have not been satisfied or waived and holders of the Shares will not be entitled to any preemptive or similar rights, except as set forth in the Issuer's Certificate of Incorporation and in the Stockholders Agreement.

                 SECTION 3.5. No Violation; Consents. The execution, delivery and performance by the Issuer of this Agreement will not (i) contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality by which the Issuer is bound, (ii) conflict with or constitute a default under, or give rise to any right of termination or acceleration under any indenture, loan agreement, contract, lease or other agreement to which the Issuer is a party or by which it or any of its property or assets is bound or to which it may be subject, or (iii) violate any provision of the certificate of incorporation or by-laws of the Issuer. No consent, authorization or order of, or filing or registration with, any court or governmental department, agency or authority is required for the execution, delivery and performance of the Documents by the Issuer.

                 SECTION 3.6. Litigation. Except as previously disclosed to the Issuer's board of directors at meetings thereof, there is no pending or, to the knowledge of the Issuer, threatened action, suit or proceeding before any court, governmental or regulatory authority, agency, commission or board of arbitration against the issuer or which relates to or challenges the legality, validity or enforceability of this Agreement, or which, if any adverse determination were made, could have a Material Adverse Effect.

                 SECTION 3.7. Offer or Sale of Securities. Neither the Issuer nor anyone acting on its behalf has offered or sold or will offer or sell any securities or has taken any other action that would subject the issuance and sale of the Shares to the registration provisions of the Securities Act.


                                   ARTICLE IV

                                INDEMNIFICATION

                 SECTION 4.1. Indemnification. The Issuer agrees to indemnify and hold harmless each Purchaser and its respective Affiliates, the respective directors, officers, agents and employees of each Purchaser and its Affiliates, and each other person controlling such Purchaser, any agent of such Purchaser or any of its respective Affiliates within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and any partner of any of them from and against any losses, claims, damages, liabilities or expenses (including counsel fees and disbursements) arising out of any misrepresentation or breach of any warranty or covenant made or to be performed by the Issuer pursuant to this Agreement.


                                   ARTICLE V

                             CONDITIONS TO CLOSING

                 SECTION 5.1. Closing Conditions. The obligation of each Purchaser to purchase the Shares in accordance with the terms hereof is subject to the receipt of a legal opinion of O'Sullivan Graev & Karabell, special counsel to the Issuer, reasonably satisfactory to such Purchaser.

                                   ARTICLE VI

                                 MISCELLANEOUS

                 SECTION 6.1. Applicability of the Purchase Agreement. The parties hereto acknowledge and agree that the Shares purchased hereunder shall be subject to all the terms, conditions and provisions relating to transfer restrictions contained in the Original Purchase Agreement and to all of the provisions of the Stockholders' Agreement.

                 SECTION 6.2. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to principles of conflicts of laws).

         IN WITNESS WHEREOF, each of the undersigned has duly executed the Securities Purchase Agreement as of the 2nd day of September, 1994.

                                           K&F INDUSTRIES, INC.



                                           By:   KENNETH M. SCHWARTZ
                                              --------------------------
                                              Name: Kenneth M. Schwartz
                                              Title:Vice President


                                                 BERNARD L. SCHWARTZ
                                              --------------------------
                                                 Bernard L. Schwartz

                                           LEHMAN BROTHERS CAPITAL
                                           PARTNERS II, L.P.

                                           By:   Lehman Brothers Holdings Inc.,
                                                 General Partner

                                           By:   RONALD L. GALLATIN
                                              ---------------------------------
                                              Name:   Ronald L. Gallatin
                                              Title: Sr. Exec. Vice President


                                           LEHMAN BROTHERS MERCHANT
                                           BANKING PORTFOLIO PARTNERSHIP, L.P.

                                           By:   Lehman Brothers Merchant
                                                 Banking Partners Inc., General
                                                 Partner


                                           By:   ALAN WASHKOWITZ
                                              ------------------------
                                              Name:  Alan Washkowitz
                                              Title: Managing Director


                                           LEHMAN BROTHERS OFFSHORE
                                           INVESTMENT PARTNERSHIP, L.P.

                                           By:   Lehman Brothers Offshore
                                                 Partners Ltd., General Partner


                                           By:   C. GRANT HALL
                                              --------------------
                                              Name:  C. Grant Hall
                                              Title: Secretary


                                           LEHMAN BROTHERS OFFSHORE
                                           INVESTMENT PARTNERSHIP - JAPAN L.P.

                                           By:   Lehman Brothers Offshore
                                                 Partners Ltd., General Partner


                                           By:   C. GRANT HALL
                                              --------------------
                                              Name: C. Grant Hall
                                              Title: Secretary

                                                                              Series A
                                                                              Nonvoting
                                                     Nonvoting               Convertible            Purchase
                  Purchasers                        Common Stock              Preferred               Price
                  ----------                        ------------            -------------           ----------
 Bernard L. Schwartz                                 687,273                                      $ 1,963,636.36

 Lehman Brothers Capital                                                       42,232             $ 3,573,500.53
 Partners II, L.P.

 Lehman Brothers Merchant                                                      61,891             $ 5,236,910.17
 Banking Portfolio Partnership, L.P.

 Lehman Brothers Offshore Investment                                           17,015             $ 1,439,750.58
 Partnership, L.P.

 Lehman Brothers Offshore
 Investment Partnership -
 Japan L.P.                                                                     6,498             $   549,838.72
                                                    --------                  -------             --------------

                           Total:                    687,273                  127,636             $12,763,636.36
                                                    ========                  =======             ==============